Exhibit 99.1

Actelis Networks Reports Q2 2024 Results: 372% Sequential Revenue Growth, 81% Year-Over-Year Increase, and Positive EBITDA

Actelis Networks achieves very strong Q2 2024 performance with 372% sequential revenue growth, 81% year-over-year revenue increase, and positive EBITDA, highlighting strong execution and financial discipline.

FREMONT, Calif., August 14, 2024 — Actelis Networks, Inc. (NASDAQ: ASNS) (“Actelis” or the “Company”), a market leader in cyber-hardened, rapid deployment networking solutions for wide area IoT applications, today reported financial results for the fiscal second quarter ended June 30, 2024.

Second Quarter and First Half 2024 Financial Highlights:

●	Major Revenue Growth: Actelis achieved revenue increase to $3.43 million in Q2 2024, reflecting an 81% year-over-year growth compared to $1.9 million in Q2 2023, and 372% sequential growth from $0.73 million in Q1 2024, driven by the accelerated execution of large contracts, including a significant deal with the Washington D.C. Department of Transportation. For the first half of 2024, revenue reached $4.2 million, up from $3.7 million in the same period last year, without a major software and services renewal valued at $1.4 million, won in July and covering 2024-2026.

●	Significant Improvement in Gross Margin: Gross margin soared to $1.9 million, or 57%, in Q2 2024, a substantial improvement from $0.2 million, or 30%, in the prior quarter. This boost was driven by increased revenue and a more profitable geographical mix, with minimal rise in fixed costs. Year-over-year, Q2 2024 gross margin jumped from $0.6 million, or 33%, in Q2 2023, and for the first half of 2024, gross margin improved to $2.2 million, or 52%, from $1.3 million, or 35%, in the same period last year, reflecting enhanced profitability.

●	Continued Reduction in Operating Expenses: Operating expenses were successfully reduced by 20% to $1.88 million (by 13% to $2.04 million excluding one-time other income) in Q2 2024, down from $2.35 million in Q2 2023. For the first half of 2024, operating expenses decreased by 20% to $3.97 million (by 16% to $4.1 million excluding one-time other Income) compared to the previous year, demonstrating the effectiveness of the company's ongoing cost reduction initiatives.

●	Substantial narrowing of Net Loss and Positive Non-GAAP Adjusted EBITDA: Actelis reported a net loss of $78,000 and a Non-GAAP adjusted EBITDA profit of $11,000 in Q2 2024, marking the first positive quarter since 2022. The net loss for the first half of 2024 was reduced by 44% to $2.06 million, and the EBITDA loss decreased by 38% to $1.78 million, reflecting the company’s improving financial health.

●	Strengthened liquidity Position: The company raised nearly $5 million in June 2024, including $2 million signed on June 30 and closed on July 2. As of June 30, 2024, shareholders’ equity stood at $1.06 million, and on a pro forma basis, including this fundraise, shareholders' equity was $3.0 million—above Nasdaq's continued listing requirement of $2.5 million.

“I am extremely proud of our progress in the second quarter of 2024,” said Tuvia Barlev, Chairman and CEO. “Our team's relentless efforts have translated into significant customer successes and the successful execution for key customers. We are delivering on the commitments we made to drive growth and innovation, and the results speak to the impact of our strategic initiatives.”

Recent Company Highlights:

●	Secured and delivered a $2.3 million order from Washington D.C.’s Department of Transportation, contributing to the city’s infrastructure modernization efforts as part of its smart city initiatives.

●	Successfully deployed our hybrid-fiber, cyber-hardened solution in Bakersfield, CA, further demonstrating our technology's ability to enhance urban infrastructure and security.

●	Our expense reduction program continues to yield results, with operating expenses in the first half of 2024 reduced by 16% compared to the same period last year, in line with our strategic cost structure optimization plan.

●	The newly launched GigaLine 800 and GigaLine 900 Multi-Dwelling Unit (MDU) solutions are generating significant market interest, with a growing list of customer trials underway.

A first order for Gigaline 800 worth $160,000 from a contractor to a major military carrier was received, a major milestone in executing on the new products’ potential.

●	Reported multiple customer wins across various markets in the past 90 days, reinforcing our position as a leader in networking solutions.

●	We continue to work on the deal with Quality Industrial Corp and have extended the no-shop period until August 16.

●	Despite ongoing tensions and conflicts in the Middle East, Actelis’ operations remain unaffected. We are closely monitoring the situation and are prepared to make necessary adjustments as events unfold.

“Our second quarter performance reflects the tangible progress we’re making in executing our growth strategy, especially in key sectors like intelligent transportation and critical infrastructure,” said Tuvia Barlev, Chairman and CEO of Actelis. “The significant order from Washington D.C.’s Department of Transportation and our successful deployments in cities like Bakersfield demonstrate not only the strength of our technology but also the trust that major urban centers place in Actelis to modernize and secure their infrastructure.”

“As we move forward, our focus is on scaling these successes, expanding our SaaS offerings through strategic partnerships, and continuing to reduce operational costs while maintaining high margins. As we navigate an increasingly complex global environment, our focus remains on executing our business plan with precision and adapting to any challenges that arise,” added Barlev.

Fiscal Second Quarter and First Half 2024 Financial Results:

●	Revenues: Q2 2024 revenues were $3.43 million, reflecting an impressive 81% year-over-year increase from $1.90 million in Q2 2023. This also represents a remarkable 372% sequential growth from $0.73 million in Q1 2024. For the first half of 2024, revenues totaled $4.16 million, up from $3.74 million in the same period in 2023.

●	Cost of Revenues: Cost of revenues for Q2 2024 was $1.49 million, slightly higher than $1.26 million in Q2 2023. For the first half of 2024, the cost of revenues was $1.99 million, compared to $2.42 million for the first half of 2023.

●	Gross Profit: Gross profit for Q2 2024 was $1.94 million, up from $632,000 in Q2 2023. For the first half of 2024, gross profit reached $2.16 million, compared to $1.32 million in the first half of 2023.

●	Research and Development Expenses: R&D expenses for Q2 2024 were $603,000, down from $669,000 in Q2 2023. For the first half of 2024, R&D expenses were $1.25 million, compared to $1.43 million in the same period last year.

●	Sales and Marketing Expenses: Sales and marketing expenses for Q2 2024 were $647,000, compared to $712,000 in Q2 2023. For the first half of 2024, these expenses totaled $1.27 million, down from $1.64 million in the first half of 2023.

●	General and Administrative Expenses: G&A expenses were $790,000 in Q2 2024, down from $969,000 in Q2 2023. For the first half of 2024, G&A expenses were $1.61 million, compared to $1.83 million for the same period last year.

●	Other Income: Other income was $163,000 in Q2 2024 and first half of 2024, driven by a government grant from the state of Israel associated with the Swords of Iron war

●	Operating Profit/Loss: Operating profit for Q2 2024 was $66,000, compared to an operating loss of $1.72 million in Q2 2023. For the first half of 2024, the operating loss was reduced to $1.81 million, down from $3.58 million in the first half of 2023.

●	Interest Expenses/(income): Interest Expense was $137,000 in Q2 2024, a decrease from an expense of $171,000 in Q2 2023. For the first half of 2024, interest expenses were $344,000, compared to $351,000 in the first half of 2023.

●	Other Financial Income/Expenses, Net : Q2 2024 Other Financial income/(expense) was $57,000, compared to an income of $296,000 in Q2 2023. For the first half of 2024, financial income/(expense) were $149,000, compared to $444,000 for the first half of 2023.

●	Net Comprehensive Profit/(Loss): Net comprehensive Loss for Q2 2024 was $78,000, a significant turnaround from a net loss of $1.59 million in Q2 2023. For the first half of 2024, the net loss was $2.06 million, compared to a net loss of $3.49 million in the first half of 2023.

●	Non-GAAP EBITDA: Non-GAAP EBITDA was $11,000 in Q2-2023, compared to a non-GAAP EBITDA loss of $1.3 million in the year ago period, driven by increased revenue, better gross margin and reduced operating expenses. For the first half of 2024, non-GAAP EBITDA loss was $1.8 million, down 38% from $2.86 million in the year ago period.

About Actelis Networks, Inc.

Actelis Networks, Inc. (NASDAQ: ASNS) is a market leader in cyber-hardened, rapid-deployment hybrid fiber networking solutions for wide-area IoT applications including federal, state and local government, ITS, military, utility, rail, telecom and campus applications. Actelis’ unique portfolio of hybrid fiber-copper, environmentally hardened aggregation switches, high density Ethernet devices, advanced management software and cyber-protection capabilities, unlocks the hidden value of essential networks, delivering safer connectivity for rapid, cost-effective deployment. For more information, please visit www.actelis.com.

Use of Non-GAAP Financial Information

Non-GAAP Adjusted EBITDA, and backlog of open orders are Non-GAAP financial measures. In addition to reporting financial results in accordance with GAAP, we provide Non-GAAP operating results adjusted for certain items, including: financial expenses, which are interest, financial instrument fair value adjustments, exchange rate differences of assets and liabilities, stock based compensation expenses, depreciation and amortization expense, tax expense, and impact of development expenses ahead of product launch. We adjust for the items listed above and show Non-GAAP financial measures in all periods presented, unless the impact is clearly immaterial to our financial statements. When we calculate the tax effect of the adjustments, we include all current and deferred income tax expense commensurate with the adjusted measure of pre-tax profitability.

Cautionary Statement Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions or variations of such words are intended to identify forward-looking statements. Forward-looking statements are not historical facts, and are based upon management’s current expectations, beliefs and projections, many of which, by their nature, are inherently uncertain. Such expectations, beliefs and projections are expressed in good faith. However, there can be no assurance that management’s expectations, beliefs and projections will be achieved, and actual results may differ materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the Securities and Exchange Commission (SEC), including the Company’s Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at http://www.sec.gov.

Forward-looking statements speak only as of the date the statements are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances, changes in assumptions or changes in other factors affecting forward-looking information except to the extent required by applicable securities laws. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. References and links to websites have been provided as a convenience, and the information contained on such websites is not incorporated by reference into this press release. Actelis is not responsible for the contents of third-party websites.

Investor Relations Contact:

ASNS@actelis.com

-Financial Tables to Follow-

ACTELIS NETWORKS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

(U. S. dollars in thousands except for share and per share amounts)

	June 30,	December 31,
	2024	2023
Assets
CURRENT ASSETS:
Cash and cash equivalents	2,412	620
Restricted cash equivalents	724	1,565
Short term deposits	-	197
Trade receivables, net of allowance for credit losses of $168 as of June 30, 2024, and December 31, 2023.	690	664
Inventories	2,158	2,526
Prepaid expenses and other current assets, net of allowance for doubtful debts of $181 and $144 as of June 30, 2024, and December 31, 2023, respectively	491	340
TOTAL CURRENT ASSETS	6,475	5,912

NON-CURRENT ASSETS:
Property and equipment, net	55	61
Prepaid expenses	592	592
Restricted cash and cash equivalents	226	3,330
Restricted bank deposits	89	94
Severance pay fund	235	238
Operating lease right of use assets	608	918
Long term deposits	77	78
TOTAL NON-CURRENT ASSETS	1,882	5,311

TOTAL ASSETS	8,357	11,223

ACTELIS NETWORKS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

(U. S. dollars in thousands except for share and per share amounts)

	June 30,	December 31,
	2024	2023
Liabilities, Mezzanine Equity and shareholders’ equity
CURRENT LIABILITIES:
Credit line	1,045	-
Current maturities of long-term loans	103	1,335
Trade payables	1,421	1,769
Deferred revenues	206	389
Employee and employee-related obligations	782	737
Accrued royalties	1,119	1,062
Operating lease liabilities	443	498
Other accrued liabilities	995	1,122
TOTAL CURRENT LIABILITIES	6,114	6,912

NON-CURRENT LIABILITIES:
Long-term loan, net of current maturities	498	3,154
Deferred revenues	45	71
Operating lease liabilities	151	405
Accrued severance	263	270
Other long-term liabilities	27	23
TOTAL NON-CURRENT LIABILITIES	984	3,923
TOTAL LIABILITIES	7,098	10,835

COMMITMENTS AND CONTINGENCIES (Note 6)

MEZZANINE EQUITY
Redeemable Convertible Preferred Stock $0.0001 par value, 10,000,000 authorized; None issued and outstanding as of June 30, 2024 and December 31, 2023.		-

WARRANTS TO PLACEMENT AGENT (Note 7d)	201	159
SHAREHOLDERS’ EQUITY:
Common stock, $0.0001 par value: 30,000,000 shares authorized; 5,017,322 and 3,007,745 shares issued and outstanding as of June 30, 2024, and December 31, 2023, respectively.	1	1
Non-voting common stock, $0.0001 par value: 2,803,774 shares authorized as of June 30, 2024, and December 31, 2023, None issued and outstanding as of June 30, 2024, and December 31, 2023.		-
Additional paid-in capital	42,687	39,916
Accumulated deficit	(41,630)	(39,688)
TOTAL SHAREHOLDERS’ EQUITY	1,058	229
TOTAL LIABILITIES, MEZZANINE EQUITY AND SHAREHOLDERS’ EQUITY	8,357	11,223

The accompanying notes are an integral part of these condensed consolidated financial statements (Unaudited).

ACTELIS NETWORKS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(UNAUDITED)

(U. S. dollars in thousands except for share and per share amounts)

	Six months ended June 30		Three months ended June 30
	2024	2023	2024	2023

REVENUES	4,157	3,744	3,431	1,896
COST OF REVENUES	1,994	2,424	1,488	1,264
GROSS PROFIT	2,163	1,320	1,943	632

OPERATING EXPENSES:
Research and development expenses	1,250	1,426	603	669
Sales and marketing expenses, net	1,274	1,641	647	712
General and administrative expenses	1,607	1,834	790	969
TOTAL OPERATING EXPENSES	4,131	4,901	2,040	2,350

OPERATING LOSS	(1,968)	(3,581)	(97)	(1,718)
Interest expenses	(286)	(351)	(79)	(171)
Other Financial income, net	149	444	57	296
Other income	163	-	163	-
NET COMPREHENSIVE PROFIT (LOSS) FOR THE PERIOD	(1,942)	(3,488)	44	(1,593)

Net profit (loss) per share attributable to common shareholders – basic and diluted	$(0.50)	(1.72)	0.01	(0.68)
Weighted average number of common stocks used in computing net profit (loss) per share – basic and diluted	4,257,674	2,033,747	4,000,994	2,333,381

The accompanying notes are an integral part of these condensed consolidated financial statements (Unaudited).

ACTELIS NETWORKS, INC.

CONSOLIDATED STATEMENTS OF MEZZANINE EQUITY AND SHAREHOLDERS’ EQUITY

(UNAUDITED)

U.S. dollars in thousands (except number of shares)

	Warrants To Placement Agent	Redeemable Convertible Preferred Stock		Common Stock		Non-voting Common Stock		Additional		Total shareholders’
Six Months Ended	Amount	Number of shares	Amount	Number of shares	Amount	Number of shares	Amount	paid-in capital	Accumulated deficit	equity (capital deficiency)

BALANCE AS OF JANUARY 1, 2023	-	-	-	1,737,986	1	-	-	36,666	(33,402)	3,265
Share based compensation	-	-	-	-	-	-	-	192	-	192
Repurchase of common stock	-	-	-	(7,920)	*	-	-	(50)	-	(50)
Issuance of common stock and pre-funded warrants upon private placement, net of offering costs	104	-	-	190,000	*	-	-	1,356	-	1,356
Exercise of options into common stock	-	-	-	10,652	*	-	-	10	-	10
Net comprehensive loss for the period	-	-	-	-	-	-	-	-	(3,488)	(3,488)
BALANCE AS OF JUNE 30, 2023	104	-	-	1,930,718	1	-	-	38,174	(36,890)	1,285
BALANCE AS OF JANUARY 1, 2024	159	-	-	3,007,745	1	-	-	39,916	(39,688)	229
Share based compensation				-				179		179
Exercise of options into common stock				21,225	*			32		32
Vesting of RSUs				18,495	*			-		-
Warrant inducement agreement, net of offering costs (Note 7d)	42	-	-	999,670	*			2,560		2,560
Exercise of Pre funded warrants into common stock (Note 7b)				970,187	*					*
Net comprehensive loss for the period				-	-			-	(1,942)	(1,942)
BALANCE AS OF JUNE 30, 2024	201	-	-	5,017,322	1	-	-	42,687	(41,630)	1,058

*	Represents an amount less than $1 thousands.

The accompanying notes are an integral part of these condensed consolidated financial statements (Unaudited).

ACTELIS NETWORKS, INC.

CONSOLIDATED STATEMENTS OF MEZZANINE EQUITY AND SHAREHOLDERS’ EQUITY (CAPITAL DEFICIENCY)

(UNAUDITED)

U.S. dollars in thousands (except number of shares)

	Warrants To Placement Agent	Redeemable Convertible Preferred Stock		Common Stock		Non-voting Common Stock		Additional		Total shareholders’
Three Months Ended	Amount	Number of shares	Amount	Number of shares	Amount	Number of shares	Amount	paid-in capital	Accumulated deficit	equity (capital deficiency)

BALANCE AS OF APRIL 1, 2023	-	-	-	1,730,066	1	-	-	36,711	(35,297)	1,415
Share based compensation	-	-	-	-	-	-	-	97	-	97
Issuance of common stock and pre-funded warrants upon private placement, net of offering costs	104	-	-	190,000	*	-	-	1,356	-	1,356
Exercise of options into common stock	-	-	-	10,652	*	-	-	10	-	10
Net comprehensive loss for the period	-	-	-	-	-	-	-	-	(1,593)	(1,593)
BALANCE AS OF JUNE 30, 2023	104	-	-	1,930,718	1	-	-	38,174	(36,890)	1,285
BALANCE AS OF APRIL 1, 2024	159	-	-	3,010,244	1	-	-	40,005	(41,674)	(1,668)
Share based compensation	-	-	-	-	-	-	-	90	-	90
Vesting of RSUs	-	-	-	15,996	-	-	-	-	-	-
Exercise of options into common stock				21,225	-			32	-	32
Exercise of Pre funded warrants into common stock(Note 7b)				970,187	*					*
Warrant inducement agreement, net of offering costs (Note 7d)	42	-	-	999,670	-			2,560	-	2,560
Net comprehensive profit for the period				-	-			-	44	44
BALANCE AS OF JUNE 30, 2024	201	-	-	5,017,322	1	-	-	42,687	(41,630)	1,058

*	Represents an amount less than $1 thousands.

The accompanying notes are an integral part of these condensed consolidated financial statements (Unaudited).

ACTELIS NETWORKS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Six months ended June 30,
	2024	2023
	U.S. dollars in thousands
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss for the period	(1,942)	(3,488)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	8	13
Inventory write-downs	25	97
Exchange rate differences	(139)	(226)
Share-based compensation	179	192
Interest expenses	(103)	-
Financial income from long term bank deposit	4	(64)
Changes in operating assets and liabilities:
Trade receivables	(26)	1,275
Net change in operating lease assets and Liabilities	1	24
Inventories	342	(726)
Prepaid expenses and other current assets	(150)	208
Trade payables	(347)	137
Deferred revenues	(209)	(155)
Other current liabilities	14	(36)
Other long-term liabilities	-	(17)
Net cash used in operating activities	(2,343)	(2,939)
CASH FLOWS FROM INVESTING ACTIVITIES:
Short term deposits	198	810
Short term Restricted bank deposits	-	(125)
Long term Restricted bank deposits	-	-
Long term deposits	-	(5)
Purchase of property and equipment	(1)	(3)
Net cash Provided by investing activities	197	677
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from exercise of options	32	10
Repurchase of common stock	-	(50)
Proceeds from common stocks, pre-funded warrants and warrants	-	3,500
Proceeds from Warrant inducement agreement	2,999	-
Underwriting discounts and commissions and other offering costs	(397)	(291)
Proceeds from credit lines with bank	1,045	-
Early repayment of long-term loan	(3,483)	-
Repayment of long-term loan	(193)	(389)
Net cash Provided by financing activities	3	2,780
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS AND RESTRICTED CASH	(10)	(10)

INCREASE (DECREASE) IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	(2,153)	508
BALANCE OF CASH, CASH EQUIVALENTS AND RESTRICTED CASH AT BEGINNING OF THE PERIOD	5,515	4,279
BALANCE OF CASH, CASH EQUIVALENTS AND RESTRICTED CASH AT END OF THE PERIOD	3,362	4,787

The accompanying notes are an integral part of these condensed consolidated financial statements (Unaudited).

ACTELIS NETWORKS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)

(UNAUDITED)

	June 30
	2024	2023
	U.S. dollars in thousands

RECONCILIATION OF CASH, CASH EQUIVALENTS AND RESTRICTED CASH:
Cash and cash equivalents	2,412	2,573
Restricted cash equivalents, current	724	-
Restricted cash and cash equivalents, non-current	226	2,214
Total cash, cash equivalents and restricted cash	3,362	4,787

	Six months ended June 30
	2024	2023
SUPPLEMENTARY DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for interest	$326	$351
SUPPLEMENTARY INFORMATION ON INVESTING AND FINANCING ACTIVITIES NOT INVOLVING CASH FLOWS:
Issuance costs of common stock, pre-funded warrants and warrants	-	$104
Issuance costs of the Warrant inducement agreement	1,493	-

The accompanying notes are an integral part of these condensed consolidated financial statements (Unaudited).